                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                SIX-MONTH DIVIDEND HISTORY       6
                          ASSET ALLOCATION       6
                       COUPON DISTRIBUTION       6
           Q&A WITH YOUR PORTFOLIO MANAGER       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      14
             NOTES TO FINANCIAL STATEMENTS      20

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    6.64%      6.25%      6.38%
-------------------------------------------------------------------------
Six-month total return(2)                 1.62%      2.25%      5.38%
-------------------------------------------------------------------------
One-year total return(2)                  5.27%      5.65%      8.79%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.06%      5.06%      5.32%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 4.98%(3)    4.97%(3,4)    4.42%
-------------------------------------------------------------------------
Commencement date                      10/06/92   10/06/92   04/12/93
-------------------------------------------------------------------------
Distribution rate(5)                      5.91%      5.45%      5.45%
-------------------------------------------------------------------------
SEC Yield(6)                              5.49%      5.01%      5.00%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and C Shares is 1%.

(3) Total return from November 2, 1992 (date the Fund's Investment strategy was implemented).

(4) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(5) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies, or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Fund's portfolio, not to shares of the Fund.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                               Dividends
10/00                                                                             0.0410
11/00                                                                             0.0410
12/00                                                                             0.0491
1/01                                                                              0.0410
2/01                                                                              0.0410
3/01                                                                              0.0410

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                        March 31, 2001                   September 30, 2000
Treasury/Agency                                                                  42.30                                37.40
FHLMC                                                                            19.90                                16.50
FNMA                                                                             14.30                                23.00
CMO                                                                              10.20                                 7.10
GNMA                                                                              8.00                                 9.50
Asset Backed                                                                      5.30                                 6.50

COUPON DISTRIBUTION

(as a percentage of long-term investments--March 31, 2001)
[BAR GRAPH]

                                                                          Coupon Distribution
5-5.9%                                                                                  18.50
6-6.9%                                                                                  27.80
7-7.9%                                                                                  29.10
8-8.9%                                                                                   4.00
9-9.9%                                                                                   4.70
10% or more                                                                             15.90

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN U.S.
GOVERNMENT TRUST FOR INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. TED V. MUNDY III, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1994 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

    Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. The fourth quarter gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, rising Treasury prices had widened the yield spread between Treasuries and corporates to a 10-year high, and the spread to high yield credits was near an all-time high. Investors expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the fixed income markets, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    Poor stock market performance, increasing concern over corporate earnings, and a rising default rate in the high-yield market helped reinforce the perception of government securities as an attractive alternative for investors seeking stability during uncertain markets.

    The Treasury market started the period with an inverted yield curve (that is, short-term rates were higher than long-term rates), but as rates came down, the yield curve inversion eased. The yield on the 5-year Treasury bond was 5.88 percent at the end of September 2000, 4.98 percent at year-end, and 4.56 percent by March 31, 2001.

    Rallies in the mortgage securities market were dampened by the increased likelihood that individual mortgage loans underlying mortgage securities would be repaid early as more homeowners, looking to capitalize on declining interest rates, refinanced.

    For the reporting period, the fund generated a total return of 6.64 percent through the six months ended March 31, 2001 (Class A shares at net asset value; including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower).

    The fund's monthly dividend was reduced slightly during the period, but the fund continued to provide shareholders with a level of income. Its monthly dividend of $.041 per Class A share translates to a distribution rate of 5.91 percent based on the fund's maximum offering price as of March 31, 2001.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance will vary. By comparison, the Merrill Lynch U.S. Treasuries/Agencies 1-10 years Index, the fund's benchmark, posted a total return of 6.81 percent for the same period. The returns of this broad-based, unmanaged index, which reflect the general performance of government securities between one and ten years, do not reflect any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES
    DID YOU EMPLOY IN MANAGING THE PORTFOLIO?

A   One of our chief concerns was
prepayment risk in the mortgage sector. As interest rates decline, more and more homeowners refinance their mortgages. This, of course, results in an early repayment of their mortgage loans. If the fund owns mortgages that are prepaid, principal is returned and must be reinvested at lower current market rates, eroding the portfolio's income stream.

    With this in mind, we reduced the fund's exposure to mortgage-backed securities during the reporting period. As of March 31, 2001, the portfolio composition was approximately 40 percent in the mortgage-backed sector (agency pass-through securities), 15 percent in asset backed and collateralized mortgage obligations, 40 percent in Treasury securities, and 5 percent in cash equivalents.

    The fund's position in non-agency mortgage securities underperformed relative to agency securities. However, this asset class provides a somewhat higher yield, so we favor them for their income-earning potential. Also, they are AA rated securities with strong collateral backing, and we expect that some may be candidates for credit rating upgrades in the not-too-distant future. In fact, one of these issues was already upgraded back in the fourth quarter of 2000. For these reasons, we expect to continue to hold them.

    We believe the fund's current composition represents a well-balanced portfolio, both in terms of its split between mortgage-backed securities and Treasury securities and its distribution along the yield and maturity spectrum.

    Throughout the period, we kept the portfolio's duration (a measure of its sensitivity to interest rate changes) fairly stable, though we did watch for opportunities for additional returns through timely purchases of securities all along the yield curve. By keeping the duration neutral, we seek to lessen portfolio return volatility, while still maintaining a structure that may benefit from market rallies and may provide a solid foundation for competitive yields over time.

    Of course, not all of the securities in the fund performed as favorably, nor is there any guarantee that any of the securities mentioned above will continue to perform as well or be held by the fund in the future.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE FUND IN THE MONTHS AHEAD?

A   While rate cuts by the Fed may
have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely that we'll see the market stabilize and trade in a narrow range over the near term.

    Indicators suggest that the market, as a predictor of future conditions, has gotten ahead of itself in reacting to recent economic performance. The mortgage sector, especially, has seen substantial price corrections that may have overestimated the effects of the economy's slowdown. With the Fed already easing one-and-a-half points, the market's rebound may be closer than investors imagine.

    Nevertheless, we remain cautious. The market's near-term performance will hinge on the performance of the economy and the effect the slowdown has on employment and income levels, the foundation of the consumer sectors. We still anticipate market uncertainty and volatility in the months ahead, with lower interest rates and lower mortgage rates--and, therefore, higher prepayment risk--on the horizon.

    In the meantime, we plan to maintain the fund's current investment mix, while looking for opportunities to enhance its yield component and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                       COUPON         MATURITY             VALUE

           ASSET BACKED SECURITIES  5.0%
$ 1,802    Merrill Lynch Mortgage
           Investments, Inc. (a)............ 5.310%   12/25/27                $  1,795,250
  3,385    Norwest Asset Securities Corp.,
           Series 1997-19 (a)............... 7.250    12/25/27                   3,439,694
                                                                              ------------

TOTAL ASSET BACKED SECURITIES..............................................      5,234,944
                                                                              ------------

           COLLATERALIZED MORTGAGE OBLIGATIONS  9.7%
  3,428    Federal National Mortgage
           Association CMO, Series 94-87F
           (a).............................. 5.512    03/25/09                   3,434,145
  6,821    Residential Funding Mortgage
           Securities Investment Series
           1998-S20 M1 (a).................. 6.750    09/25/28                   6,659,083
                                                                              ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..................................     10,093,228
                                                                              ------------

           MORTGAGE BACKED SECURITIES  40.3%
  9,400    Federal Home Loan Mortgage
           Corp. ........................... 5.000    01/15/04                   9,438,070
  2,155    Federal Home Loan Mortgage
           Corp. ........................... 6.000    04/01/29                   2,109,281
  6,393    Federal Home Loan Mortgage
           Corp. ........................... 6.500    02/01/26 to 05/01/26       6,420,740
  1,700    Federal Home Loan Mortgage
           Corp. ........................... 7.000    07/15/05                   1,817,402
  2,710    Federal National Mortgage
           Association Pool................. 6.000    07/01/14                   2,715,125
  1,385    Federal National Mortgage
           Association Pool................. 6.500    06/01/29 to 07/01/29       1,383,229
  6,458    Federal National Mortgage
           Association Pool................. 7.000    08/01/14 to 01/01/31       6,552,418
  1,100    Federal National Mortgage
           Association Pool................. 7.250    05/15/30                   1,240,338

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                       COUPON         MATURITY             VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$ 1,641    Federal National Mortgage
           Association Pool................. 7.500%   03/01/15 to 06/01/15    $  1,689,704
    591    Federal National Mortgage
           Association Pool................. 8.500    01/01/22 to 09/01/24         617,551
  4,039    Government National Mortgage
           Association Pool................. 7.500    06/15/28 to 08/15/28       4,141,721
  1,910    Government National Mortgage
           Association Pool................. 8.000    11/15/21 to 08/15/24       1,985,110
  1,761    Government National Mortgage
           Association Pool................. 9.000    03/15/18 to 12/15/19       1,864,210
                                                                              ------------

TOTAL MORTGAGE BACKED SECURITIES  40.3%....................................     41,974,899
                                                                              ------------

           UNITED STATES TREASURY OBLIGATIONS  40.2%
  1,750    United States Treasury Bonds..... 5.250    11/15/28                   1,661,135
  3,500    United States Treasury Bonds..... 7.625    02/15/25                   4,414,375
  1,000    United States Treasury Bonds
           (a).............................. 8.750    05/15/17                   1,343,590
  2,000    United States Treasury Bonds
           (a).............................. 9.000    11/15/18                   2,771,880
  7,500    United States Treasury Bonds
           (a).............................. 11.625   11/15/02                   8,354,250
  6,000    United States Treasury Bonds..... 11.625   11/15/04                   7,397,640
  2,000    United States Treasury Notes..... 5.625    11/30/02                   2,045,020
  1,000    United States Treasury Notes..... 6.625    03/31/02                   1,023,840
  4,800    United States Treasury Notes..... 6.625    05/15/07                   5,260,080
  1,900    United States Treasury Notes..... 6.750    05/15/05                   2,054,318
  5,500    United States Treasury Notes..... 7.500    11/15/01                   5,608,460
                                                                              ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS...................................   $ 41,934,588
                                                                              ------------

TOTAL LONG-TERM INVESTMENTS  95.2%
  (Cost $98,133,311).......................................................     99,237,659

REPURCHASE AGREEMENT  4.4%
  State Street Bank & Trust Co. ($4,620,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/30/01, to be sold on 04/02/01 at $4,622,002)
  (Cost $4,620,000)........................................................      4,620,000
                                                                              ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

                                                                                 MARKET
                DESCRIPTION                                                      VALUE
TOTAL INVESTMENTS  99.6%
  (Cost $102,753,311)......................................................   $103,857,659
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%................................        384,995
                                                                              ------------
NET ASSETS  100.0%.........................................................   $104,242,654
                                                                              ============

(a) Assets segregated as collateral for open futures and forward transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $102,753,311).......................  $103,857,659
Receivables:
  Interest..................................................     1,586,660
  Fund Shares Sold..........................................        41,171
  Variation Margin on Futures...............................        24,172
Forward Commitments.........................................        15,256
Other.......................................................        62,900
                                                              ------------
    Total Assets............................................   105,587,818
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       756,442
  Income Distributions......................................       249,350
  Distributor and Affiliates................................        68,383
  Investment Advisory Fee...................................        52,225
  Custodian Bank............................................        50,301
Trustees' Deferred Compensation and Retirement Plans........        85,656
Accrued Expenses............................................        82,807
                                                              ------------
    Total Liabilities.......................................     1,345,164
                                                              ------------
NET ASSETS..................................................  $104,242,654
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $160,036,752
Net Unrealized Appreciation.................................     1,125,950
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (120,383)
Accumulated Net Realized Loss...............................   (56,799,665)
                                                              ------------
NET ASSETS..................................................  $104,242,654
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $70,809,076 and 8,926,611 shares of
    beneficial interest issued and outstanding).............  $       7.93
    Maximum sales charge (4.75%* of offering price).........           .40
                                                              ------------
    Maximum offering price to public........................  $       8.33
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $24,321,284 and 3,069,177 shares of
    beneficial interest issued and outstanding).............  $       7.92
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,112,294 and 1,149,728 shares of
    beneficial interest issued and outstanding).............  $       7.93
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,557,042
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      292,282
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $85,486, $104,884 and $40,656,
  respectively).............................................      231,026
Shareholder Services........................................       80,815
Custody.....................................................        9,120
Trustees' Fees and Related Expenses.........................        5,468
Legal.......................................................        1,590
Other.......................................................       76,341
                                                              -----------
    Total Expenses..........................................      696,642
    Less Credits Earned on Cash Balances....................        1,795
                                                              -----------
    Net Expenses............................................      694,847
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,862,195
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   216,733
  Futures...................................................      296,039
  Forward Commitments.......................................      (29,648)
                                                              -----------
Net Realized Gain...........................................      483,124
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,689,864)
                                                              -----------
  End of the Period:
    Investments.............................................    1,104,348
    Futures.................................................       20,299
    Forward Commitments.....................................        1,303
                                                              -----------
                                                                1,125,950
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,815,814
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,298,938
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,161,133
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001 and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  2,862,195         $  6,628,690
Net Realized Gain/Loss...........................        483,124           (5,613,666)
Net Unrealized Appreciation During the Period....      2,815,814            4,182,674
                                                    ------------         ------------
Change in Net Assets from Operations.............      6,161,133            5,197,698
                                                    ------------         ------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................     (2,239,438)          (4,807,626)
  Class B Shares.................................       (591,952)          (1,385,328)
  Class C Shares.................................       (233,509)            (520,711)
                                                    ------------         ------------
Total Distributions..............................     (3,064,899)          (6,713,665)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      3,096,234           (1,515,967)
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     22,567,779           40,465,621
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      1,473,466            2,903,566
Cost of Shares Repurchased.......................    (15,268,426)         (69,212,525)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      8,772,819          (25,843,338)
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     11,869,053          (27,359,305)
NET ASSETS:
Beginning of the Period..........................     92,373,601          119,732,906
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($120,383) and $82,321 respectively)...........   $104,242,654         $ 92,373,601
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                 MARCH 31,     ------------------------------------------
                                  2001       2000      1999     1998     1997     1996
                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $7.68       $7.77    $ 8.42    $8.19    $8.11    $8.38
                                 -----       -----    ------    -----    -----    -----
  Net Investment Income.......     .23         .51       .54      .60      .57      .56
  Net Realized and Unrealized
    Gain/Loss.................     .27        (.08)     (.65)     .18      .07     (.27)
                                 -----       -----    ------    -----    -----    -----
Total from Investment
  Operations..................     .50         .43      (.11)     .78      .64      .29
Less Distributions from and in
  Excess of Net Investment
  Income......................     .25         .52       .54      .55      .56      .56
                                 -----       -----    ------    -----    -----    -----
NET ASSET VALUE, END OF
  THE PERIOD..................   $7.93       $7.68    $ 7.77    $8.42    $8.19    $8.11
                                 =====       =====    ======    =====    =====    =====

Total Return (a)..............   6.64%*      5.82%    -1.34%    9.87%    8.09%    3.57%
Net Assets at End of the
  Period (In millions)........   $70.8       $67.9    $ 69.2    $37.2    $38.3    $45.2
Ratio of Expenses to Average
  Net Assets (b)..............   1.20%       1.27%     1.22%    1.16%    1.18%    1.13%
Ratio of Net Investment Income
  to Average Net Assets.......   6.11%       6.78%     6.88%    7.19%    6.95%    6.83%
Portfolio Turnover............     33%*       174%       85%     217%      82%     282%

* Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                MARCH 31,     ------------------------------------------------
                                 2001       2000(C)    1999(C)     1998      1997      1996
                              --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $7.67        $7.76     $ 8.41     $ 8.19    $ 8.10    $ 8.38
                                -----        -----     ------     ------    ------    ------
  Net Investment Income......     .20          .47        .49        .53       .51       .50
  Net Realized and Unrealized
    Gain/Loss................     .27         (.10)      (.66)       .18       .07      (.28)
                                -----        -----     ------     ------    ------    ------
Total from Investment
  Operations.................     .47          .37       (.17)       .71       .58       .22
Less Distributions from and
  in Excess of Net Investment
  Income.....................     .22          .46        .48        .49       .49       .50
                                -----        -----     ------     ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $7.92        $7.67     $ 7.76     $ 8.41    $ 8.19    $ 8.10
                                =====        =====     ======     ======    ======    ======

Total Return (a).............   6.25%*       5.00%     -2.07%      8.96%     7.43%     2.70%
Net Assets at End of the
  Period (In millions).......   $24.3        $16.7     $ 40.4     $101.2    $121.7    $150.8
Ratio of Expenses to Average
  Net Assets (b).............   1.98%        2.03%      1.96%      1.93%     1.94%     1.89%
Ratio of Net Investment
  Income to Average Net
  Assets.....................   5.32%        6.03%      6.05%      6.40%     6.20%     6.08%
Portfolio Turnover...........     33%*        174%        85%       217%       82%      282%

* Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                  MARCH 31,     -------------------------------------------
                                   2001       2000     1999(C)    1998     1997     1996
                                ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $7.67       $7.76    $ 8.41     $8.19    $8.10    $8.38
                                  -----       -----    ------     -----    -----    -----
  Net Investment Income........     .21         .46       .49       .53      .50      .50
  Net Realized and Unrealized
    Gain/Loss..................     .27        (.09)     (.66)      .18      .08     (.28)
                                  -----       -----    ------     -----    -----    -----
Total from
  Investment Operations........     .48         .37      (.17)      .71      .58      .22
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .22         .46       .48       .49      .49      .50
                                  -----       -----    ------     -----    -----    -----
NET ASSET VALUE, END OF THE
  PERIOD.......................   $7.93       $7.67    $ 7.76     $8.41    $8.19    $8.10
                                  =====       =====    ======     =====    =====    =====

Total Return (a)...............   6.38%*      5.00%    -2.07%     8.96%    7.43%    2.70%
Net Assets at End of the Period
  (In millions)................   $ 9.1       $ 7.7    $ 10.1     $11.3    $13.7    $18.6
Ratio of Expenses to Average
  Net Assets (b)...............   1.96%       2.03%     1.97%     1.93%    1.94%    1.89%
Ratio of Net Investment Income
  to Average Net Assets........   5.33%       6.03%     6.08%     6.41%    6.20%    6.08%
Portfolio Turnover.............     33%*       174%       85%      217%      82%     282%

* Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based on the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

net assets. As of March 31, 2001 the cumulative effect adjustment to reflect the amortization of premium would be $1,896,116.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $51,575,748 which will expire between September 30, 2003 and September 30, 2008. Net realized loss may differ for financial and tax reporting purposes.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $102,753,311, the aggregate gross unrealized appreciation is $2,742,876, and the aggregate gross unrealized depreciation is $1,638,528, resulting in net unrealized appreciation on long- and short-term investments of $1,104,348.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Due to the inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $1,795 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .60%
Next $500 million...........................................     .55%
Over $1 billion.............................................     .50%

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $12,700, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $56,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $45,300 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $83,719,162, $60,839,377 and $15,478,213 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,089,896    $  8,550,079
  Class B.................................................   1,533,259      11,984,751
  Class C.................................................     258,729       2,032,949
                                                            ----------    ------------
Total Sales...............................................   2,881,884    $ 22,567,779
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     129,612    $  1,017,542
  Class B.................................................      42,312         332,174
  Class C.................................................      15,766         123,750
                                                            ----------    ------------
Total Dividend Reinvestment...............................     187,690    $  1,473,466
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,137,136)   $ (8,890,416)
  Class B.................................................    (684,505)     (5,359,565)
  Class C.................................................    (130,526)     (1,018,445)
                                                            ----------    ------------
Total Repurchases.........................................  (1,952,167)   $(15,268,426)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $83,041,957, $53,882,017 and $14,339,959 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,216,617    $ 32,217,161
  Class B.................................................     902,934       6,901,553
  Class C.................................................     176,560       1,346,907
                                                            ----------    ------------
Total Sales...............................................   5,296,111    $ 40,465,621
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     265,000    $  2,022,954
  Class B.................................................      80,368         613,385
  Class C.................................................      35,034         267,227
                                                            ----------    ------------
Total Dividend Reinvestment...............................     380,402    $  2,903,566
                                                            ==========    ============
Repurchases:
  Class A.................................................  (4,544,915)   $(34,662,864)
  Class B.................................................  (4,018,758)    (30,682,915)
  Class C.................................................    (507,107)     (3,866,746)
                                                            ----------    ------------
Total Repurchases.........................................  (9,070,780)   $(69,212,525)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 249,724 and 1,959,301 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended March 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $10,400 and CDSC on redeemed shares of approximately $30,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including paydowns on mortgage backed securities, and excluding short-term investments and forward commitment transactions, were $40,553,794 and $30,837,222, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2000...........................      26
Futures Opened..............................................     295
Futures Closed..............................................    (250)
                                                                ----
Outstanding at March 31, 2001...............................      71
                                                                ====

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    The futures contracts outstanding as of March 31, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS
5-Year U.S. Treasury Note Future, June 2001 (Current
  Notional Value of $105,516 per contract)..................      9           $10,287
10-Year U.S. Treasury Note Future, June 2001 (Current
  Notional Value of $106,203 per contract)..................     61             9,864
                                                                 --           -------
                                                                 70            20,151
SHORT CONTRACTS
30-Year U.S. Treasury Bond Future, June 2001 (Current
  Notional Value of $104,188 per contract)..................      1               148
                                                                 --           -------
                                                                 71           $20,299
                                                                 ==           =======

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that don't intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as follows:

                                                                             UNREALIZED
PAR AMOUNT                                                     CURRENT      APPRECIATION/
  (000)                       DESCRIPTION                       VALUE       DEPRECIATION
 LONG CONTRACTS
  $1,800     FNMA May Forward 6.00%.......................    $1,794,384       $(7,303)
   2,500     FNMA April Forward 6.50%.....................     2,529,700         8,606
                                                              ----------       -------
                                                              $4,324,084       $ 1,303
                                                              ==========       =======

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. As of March 31, 2001, the Fund has net realized gains on closed but unsettled forward contracts of $13,953 scheduled to settle on April 16, 2001 and April 19, 2001. This amount is owed to three counterparties.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $117,200.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) Van Kampen Funds Inc. 2001. All rights reserved.